Prospectus Supplement

John Hancock Strategic Series

Managed Account Shares Investment-Grade Corporate Bond Portfolio

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio

Managed Account Shares Securitized Debt Portfolio (the funds)

Supplement dated July 11, 2022 to the current Prospectus, as may be supplemented (the Prospectus)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

The fund’s diversification status will change from non-diversified to diversified effective on or about July 9, 2022 (the Effective Date).

Accordingly, as of the Effective Date, the following is removed as the last paragraph of each fund’s “Principal investment strategies” and immediately before the “Principal risks” of the fund in the “Fund summary” section. The following is also removed in each of the funds’ “Principal investment strategies” in the “Fund details” section.

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.

Additionally, as of the Effective Date, the following paragraph is removed from each fund’s “Principal risks” in the “Fund summary” section.

Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.

Furthermore, as of the Effective Date, the following paragraph is removed from the “Additional information about the funds’ principal risks” section in the “Fund details” section.

Non-diversified risk

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. If a fund is not diversified within the meaning of the Investment Company Act of 1940, as amended, that means it is allowed to invest a large portion of assets in any one issuer or a small number of issuers, which may result in greater susceptibility to associated risks. As a result, credit, market, and other risks associated with a non-diversified fund’s investment strategies or techniques may be more pronounced than for funds that are diversified.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Strategic Series

Managed Account Shares Investment-Grade Corporate Bond Portfolio

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio

Managed Account Shares Securitized Debt Portfolio (the funds)

Supplement dated July 11, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.

The fund’s diversification status will change from non-diversified to diversified effective on or about July 9, 2022 (the Effective Date).

Accordingly, as of the Effective Date, the following paragraph in the “Organization of the Trust” section is amended and restated as follows:

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act. Each fund is a diversified series of the Trust, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The following table sets forth the date the Trust was organized:

Additionally, as of the Effective Date, the following paragraphs are removed from the funds’ “Additional Investment Policies and Other Instruments” section.

Non-Diversification

A fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, or as to the percentage of the outstanding voting securities of such issuer that may be owned, except by the fund’s own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified fund by a change in the financial condition of any of these issuers or by the financial markets’ assessment of any of these issuers.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.